                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1994 94-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1994 to August 31, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of September, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994



                               CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                               TRUST ACCOUNT #3331928-0
                               REMITTANCE DATE: 9/15/94




                                                                     Total $                  Per $1,000
                                                                     Amount                    Original
                                                                ---------------           ------------------
Class A Certificates
- - --------------------
(1)   Amount available (including Monthly
      Servicing Fee)                                               5,667,996.42

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Interest                                     629,322.33              5.03457864
           b. Class A-2 Interest                                     336,875.00              6.12500000
           c. Class A-3 Interest                                     288,750.00              6.41666667
           d. Class A-4 Interest                                     329,166.67              6.58333340
           e. Class A-5 Interest                                     485,065.83              6.91666662

      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                                     .00                     .00

      (4)  Remaining:
           a. Unpaid Class A Interest
              Shortfall                                                     .00                     .00

B.    Principal
      (5)  Formula Principal Distribution
           Amount                                                  2,461,550.02                     N/A
           a. Scheduled Principal                                    949,152.44                     N/A
           b. Principal Prepayments                                1,408,094.00                     N/A
           c. Liquidated Contracts                                          .00                     N/A
           d. Repurchases                                            104,303.58                     N/A

      (6)  Pool Scheduled Principal
             Balance                                             377,410,792.06            973.23719110
     (6a)  Pool Factor                                                .97323719

      (7) Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                                               .00

      (8) Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)                              88.77%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 2


                             CUSIP#'S   393505-CB6, CC4, CD2, CE0, CF7
                             TRUST ACCOUNT #3331928-0
                             REMITTANCE DATE: 9/15/94



                                                                  Total $                           Per $1,000
                                                                  Amount                             Original
                                                            -------------------                --------------------
  (9)   Class A Percentage for the following
        Remittance Date                                                  88.70%

 (10)   Class A Principal Distribution:
        a. Class A-1                                               2,461,550.02                         19.69240016
        b. Class A-2                                                        .00                                 .00
        c. Class A-3                                                        .00                                 .00
        d. Class A-4                                                        .00                                 .00
        e. Class A-5                                                        .00                                 .00

 (11)   Class A-1 Principal Balance                              114,621,673.94                        916.97339152
(11a)   Class A-1 Pool Factor                                         .91697339

 (12)   Class A-2 Principal Balance                               55,000,000.00                        1000.0000000
(12a)   Class A-2 Pool Factor                                        1.00000000

 (13)   Class A-3 Principal Balance                               45,000,000.00                        1000.0000000
(13a)   Class A-3 Pool Factor                                        1.00000000

 (14)   Class A-4 Principal Balance                               50,000,000.00                        1000.0000000
(14a)   Class A-4 Pool Factor                                        1.00000000

 (15)   Class A-5 Principal Balance                               70,130,000.00                        1000.0000000
(15a)   Class A-5 Pool Factor                                        1.00000000

 (16)   Unpaid Class A Principal Shortfall
        (if any) following current Remittance
        Date                                                                .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

 (17)   31-59 days                                                 1,788,554.20                                  69

 (18)   60 days or more                                              566,728.87                                  21

 (19)   Current Month Repossessions                                  311,890.78                                  10

 (20)   Repossession Inventory                                       376,595.12                                  13

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.45%, 7.35%, 7.70%,
                                 7.90%, 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 3


                       CUSIP#'S  393505-CB6, CC4, CD2, CE0, CF7
                       TRUST ACCOUNT #3331928-0
                       REMITTANCE DATE: 9/15/94



Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in June 2000)

(21)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current
          Remittance Date                                             .15%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 4%)                                  .11%

(22)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current
          Remittance Date                                             .47%

      (b) Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 6%)                                  .37%

(23)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 7% from June 1, 1999 to
          May 31, 2000, 9% from June 1, 2000 to
          May 31, 2001 and 10% thereafter)                               0

(24)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                           0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.75%)                                          0

(25)  Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 22%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $7,755,782.36                                          11.23%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994




                           CUSIP#'S  393505CG5, CH3
                           REMITTANCE DATE: 9/15/94




                                                                 Total $                Per $1,000
                                                                 Amount                  Original
                                                             --------------            ------------
CLASS B1 CERTIFICATES
- - ---------------------

(1)   Amount Available less the Class A
      Distribution Amount (including Monthly
      Servicing Fee)                                           1,137,266.57

(2)   Class B-1 Remittance Rate (8.25% unless
      Weighted Average Contract Rate is
      below 8.25%)                                                    8.25%

(3)   Aggregate Class B1 Interest                                119,968.75              6.87500000

(4)   Amount applied to Unpaid Class
      BI Interest Shortfall                                             .00                     .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                                .00                     .00

(6)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date                          .00

(7)   Class B Percentage for such Remittance Date
      (until Class B Cross-over Date, and on each
      Remittance Date thereafter unless each Class
      B Principal Distribution Test is satisfied,
      equals zero.  Thereafter, if each Class B
      Principal Distribution Test is satisfied,
      equals 100% minus Class A Percentage)                             .00

(7a)  Class B Percentage for the following
      Remittance Date                                                   .00

(8)   Class B1 Principal (Class B Percentage of
      Formula Principal Distribution Amount)                            .00

(9a)  Class B1 Principal Shortfall                                      .00

(9b)  Unpaid Class B1 Principal Shortfall                               .00

(10)  Class B Principal Balance                               42,659,118.12

(11)  Class B1 Principal Balance                              17,450,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.25%, 8.55%
                   PASS-THROUGH CERTIFICATES, SERIES 1994-2
                          CLASS B AND C CERTIFICATES
                                MONTHLY REPORT
                                 August, 1994
                                    Page 2



                           CUSIP#'S  393505CG5, CH3
                           REMITTANCE DATE: 9/15/94




Class B2 and C Certificates
- - ---------------------------
(12)  Remaining Amount Available                             1,017,297.82

(13)  Class B-2 Remittance Rate (8.55%
      unless Weighted Average Contract
      Rate is less than 8.55%)                                      8.55%

(14)  Aggregate Class B2 Interest                              179,614.97                  7.12500013

(15)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                           .00                         .00

(16)  Remaining Unpaid Class B2
      Interest Shortfall                                              .00                         .00

(17)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                        .00

(18)  Class B2 Principal Liquidation Loss Amount                      .00

(19)  Class B2 Principal (zero until Class B1
      paid down; thereafter, Class B Percentage
      of Formula Principal Distribution Amount)                       .00

(20)  Guarantee Fee                                                   .00

(21)  Class B2 Principal Balance                            25,209,118.12

(22)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive
      at Amount Available if the Company is
      not the Servicer; deducted from funds
      remaining after payment of Class A
      Distribution Amount and Class B1 and B2
      Distribution Amount; if the Company
      is the Servicer)                                         158,280.15

(23)  Class C Residual Payment                                 679,402.70

(24)  Repossessed Contracts                                    293,890.78

(25)  Repossessed Contracts Remaining
      in Inventory                                             376,595.12

(26)  Weighted Average Contract Rate                             10.28539

                                     GTFC
                                    1994-2
                                 August, 1994
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties

                                                            Repurchase
Account #             Principal           Interest            Amount
- - ---------            -----------          --------         ------------
18302017               18,055.83            118.42            18,174.25
18307843               13,344.27             87.52            13,431.79
52305966               13,180.11             86.44            13,266.55
75419194               59,723.37            391.69            60,115.06
                     -----------           -------          -----------
                     $104,303.58           $684.07          $104,987.65
                     ===========           =======          ===========